UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 17, 2005

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)



              Delaware                 0-26224                  51-0317849
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)


                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (609) 275-0500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITVE AGREEMENT.

On November 17, 2005, Integra NeuroSciences PR, Inc. ("Integra PR"), an indirect wholly-owned subsidiary of Integra LifeSciences Holdings Corporation (the "Company"), entered into a supplement and amendment to the Construction and Lease Contract dated April 11, 2003 (the "Lease") with the Puerto Rico Industrial Development Company ("PRIDCO").

The Supplement and Amendment to the Construction and Lease Contract (the "Supplement"), which was dated October 24, 2005, provides for the lease of additional premises consisting of 22,445.75 square feet at a second PRIDCO building near the facility currently leased by Integra PR. The rent to be paid is at a fixed rate of $3.25 per square foot for the 15 year term ($6,079.06 monthly, and $72,948.72 annually) to commence on the first day of the month following the date of delivery of the premises to the Integra PR. The Supplement also sets forth the security deposit ($8,753.85) and amends other sections of the Lease to (i) require a minimum of 60 production workers with an annual payroll of $1,200,000 instead of 85 production workers, (ii) require installation of manufacturing machinery and equipment with a value of $1,000,000 within eighteen months of commencement of operations in the premises leased under the Supplement instead of $ 900,899 within six months of the commencement of the Lease, and (iii) acknowledge the agreement of Integra PR to certain letter agreements with Caribe GE, the previous tenant of the space covered by the Supplement. Integra PR is also required to remove certain special facilities from the premises upon expiration or termination of the Lease, in accordance with the terms and conditions of the Lease.

A copy of the Supplement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number   Description of Exhibit
--------------   ---------------------------

10.1 Supplement and Amendment to Lease Contract, dated October 24, 2005, to the Construction and Lease Contract dated April 11, 2003 between Integra NeuroSciences PR, Inc. and the Puerto Rico Industrial Development Company

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

     Date: November 22, 2005          By: /s/ Stuart M. Essig
                                          -----------------------------
                                          Stuart M. Essig
                                          President and Chief Executive Officer

                                 Exhibit Index


Exhibit Number   Description of Exhibit
--------------   ---------------------------

10.1 Supplement and Amendment to Lease Contract, dated October 24, 2005, to the Construction and Lease Contract dated April 11, 2003 between Integra NeuroSciences PR, Inc. and the Puerto Rico Industrial Development Company